                                                                    EXHIBIT 10.9


                                                                  Draft 3/13/98



                              INDEMNITY AGREEMENT


          THIS INDEMNITY AGREEMENT is entered into on March 16, 1998, but is effective February 23, 1998, among Sullivan Broadcast Holdings, Inc., a Delaware corporation ("Sullivan"), Sullivan Broadcasting Company II, Inc., a Delaware
              --------
corporation ("Sullivan Two"), Sullivan Broadcasting Company III, Inc., a
              ------------
Delaware corporation ("Sullivan Three" and, together with Sullivan and Sullivan
                       --------------
Two, the "Sullivan Companies"), Sinclair Broadcast Group, Inc., a Maryland
          ------------------
corporation ("Sinclair"), on behalf of itself and two subsidiaries to be formed
              --------
by it as described in the recitals below, Glencairn, Ltd., a Maryland corporation ("Glencairn"), on behalf of itself and a subsidiary to be formed by
              ---------
it as described in the recitals below, and ABRY Partners, Inc., a Delaware corporation ("ABRY Partners"), in its various capacities as the Stockholder
              -------------
Representative pursuant to the Merger Agreements described below.

          As of February 23, 1998, the parties to this Agreement (the "Parties")
                                                                       -------
entered into an Agreement and Plan of Merger (the "Prior Agreement").  On
                                                   ---------------
March 16, 1998, but effective as of February 23, 1998, the Parties are entering into this Agreement and the following agreements which, together, restate the agreements set forth in the Prior Agreement:

          (a) the Agreement and Plan of Merger among Sullivan, Sinclair, on behalf of itself and the Merger Sub referred to therein ("Merger Sub One"),
                                                               --------------
     and ABRY Partners, in its capacity as the Stockholder Representative referred to therein (as in effect from time to time, the "Sullivan
                                                               --------
     Agreement");
     ---------

          (b) the Agreement and Plan of Merger among Sullivan Two, Sinclair, on behalf of itself and the Merger Sub referred to therein ("Merger Sub
                                                                  ----------
     Two" and, together with Merger Sub One, the "Sinclair Merger Subs"), and
                                                  --------------------
     ABRY Partners, in its capacity as the Stockholder Representative referred to therein (as in effect from time to time, the "Sullivan Two Agreement");
                                                      ----------------------
     and

          (c) the Agreement and Plan of Merger among Sullivan Three, Glencairn, on behalf of itself and the Merger Sub referred to therein ("Merger Sub Three" and, together with the Sinclair Merger Subs, the
       ----------------
     "Merger Subs"), and ABRY Partners, in its capacity as the Stockholder
      -----------
     Representative referred to therein (as in effect from time to time, the "Sullivan Three Agreement" and, together with the Sullivan Agreement and
      ------------------------
     the Sullivan Two Agreement, the "Merger Agreements").
                                      -----------------

          As used in this Agreement, the following terms have the meanings assigned to those terms in the applicable Merger Agreement(s):

               Acquiring Parties            Acquiring Party Consents
               Closing Date                 Dispute
               Merger                       Old Sullivan Stockholders
               Stockholder Representative   Subsidiary
               Sullivan Consents            Tax
               Parties

          In connection with their entry into the Merger Agreements, certain of the parties have also entered into the Estimate Escrow Agreement and the Indemnity Escrow Agreement, and pursuant to the Sullivan Agreement, Merger Sub One may establish the Estimate Fund and/or the Indemnity Fund (each capitalized term used in this sentence and not otherwise defined in this Agreement having the meaning which the Sullivan Agreement assigns to that term).

          Pursuant to and subject to the terms and conditions of the Sullivan Agreement, Merger Sub One will merge with and into Sullivan, with Sullivan being the surviving corporation (in such capacity, "Post-Merger Sullivan"). The date
                                              --------------------
of the Closing pursuant to the Sullivan Agreement is referred to as the "Sullivan Closing Date," and such merger is referred to as the "Sullivan
 ---------------------                                          --------
Merger."
------

          Pursuant to and subject to the terms and conditions of the Sullivan Two Agreement, Merger Sub Two will merge with and into Sullivan Two, with Sullivan Two being the surviving corporation (in such capacity, "Post-Merger
                                                                 -----------
Sullivan Two").  The date of the Closing pursuant to the Sullivan Two Agreement
------------
is referred to as the "Sullivan Two Closing Date," and such merger is referred
                       -------------------------
to as the "Sullivan Two Merger."
           -------------------

          Pursuant to and subject to the terms and conditions of the Sullivan Three Agreement, Merger Sub Three will merge with and into Sullivan Three, with Sullivan Three being the surviving corporation (in such capacity, "Post-Merger
                                                                   -----------
Sullivan Three" and, together with Post-Merger Sullivan and Post-Merger Sullivan
--------------
Two, the "Post-Merger Corporations").  The date of the Closing pursuant to the
          ------------------------
Sullivan Three Agreement is referred to as the "Sullivan Three Closing Date,"
                                                ---------------------------
and such merger is referred to as the "Sullivan Three Merger."  The Sullivan
                                       ---------------------
Merger, the Sullivan Two Merger and the Sullivan Three Merger are referred to as the "Mergers".
     -------

          NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, effective as of the date of the Prior Agreement:

          1.   Survival Period.  The representations, warranties and
               ---------------
certifications of the Parties contained in or made pursuant to the Merger Agreements (including any certification contained in any certificate to be delivered pursuant to Section 3.I of the Sullivan Agreement or

Section 3.C of either the Sullivan Two Agreement or the Sulivan Three Agreement (collectively, the "Closing Certificates")) will survive the execution of the
                    ------- ------------
Merger Agreements and the Sullivan Merger for 150 days after the Sullivan Closing Date (such 150-day period being the "Survival Period"); provided that,
                                             -------- ------    --------
in any event, (x) for purposes of Sections 9.A(1) and 10.A(1) of the Sullivan Two Merger Agreement only, the representations and warranties of Sullivan Two, Sinclair and Merger Sub Two set forth in the Sullivan Two Agreement will survive at least until the Sullivan Two Closing Date, and (y) for purposes of Sections 9.A(1) and 10.A(1) of the Sullivan Three Agreement only, the representations and warranties of Sullivan Three, Glencairn and Merger Sub Three set forth in the Sullivan Three Agreement will survive at least until the Sullivan Three Merger Closing.

          2.   Notice to Preserve Claim.  No remedy may be sought or obtained in
               ------ -- -------- -----
respect of any representation, warranty or certification made in or pursuant to any Merger Agreement (including in any Closing Certificate) unless notice of any related Dispute is given to the Stockholder Representative (in the case of a representation, warranty or certification of a Sullivan Company), or Sinclair (in the case of a representation, warranty or certification of Sinclair or a Sinclair Merger Sub), or Glencairn (in the case of a representation, warranty or certification of Glencairn or Merger Sub Three), on or prior to the last day of the Survival Period.

          3.   Indemnification on behalf of the Old Sullivan Stockholders.
               --------------- -- ------ -- --- --- -------- ------------
After the Sullivan Closing Date, the Old Sullivan Stockholders (solely by recourse to the Estimate Fund and the Indemnity Fund) will indemnify and hold harmless the Acquiring Parties in respect of any and all damages, claims, losses, expenses, costs, obligations, and liabilities including, without limiting the generality of the foregoing, liabilities for reasonable attorneys' fees and expenses (collectively, "Loss and Expense") suffered directly or
                                  ---- --- -------
indirectly by such Acquiring Party by reason of or arising out of

               (a) any breach of representation or warranty of a Sullivan Company set forth in Article IV of any Merger Agreement or any certification made in any Closing Certificate delivered by any Sullivan Company,

               (b) any litigation, proceeding, or claim by any third party arising from the business or operations of any Station prior to the Adjustment Time (as that term is defined in the Sullivan Agreement), or

               (c) the failure of any Sullivan Consent to be obtained or in effect on the Closing Date for which such Sullivan Consent is required to be obtained,

except, in each case, to the extent that such Loss and Expense constitutes a liability which is reflected in the computation of the Adjustment Amount (as that term is defined in the Sullivan Agreement); provided that:
                                                 --------

               (1) no Acquiring Party will be entitled to any remedy pursuant to this Section 3 by reason of any matter described in clause (a) above (other than any Loss and Expense resulting from actual fraud by a Sullivan Company, which will not be subject to any limitation set forth in this clause (1)) unless and until the aggregate amount of the Loss and Expense incurred by the Acquiring Parties in respect of all such matters exceeds $1,000,000, and the Acquiring Parties, taken together, will be entitled to remedies pursuant to this Section 3 in respect of such matters only to the extent that the aggregate amount of all such Loss and Expense exceeds such amount,

               (2) no Acquiring Party will be entitled to a remedy pursuant to this Section 3 in respect of any matter unless notice of any related Dispute is given to the Stockholder Representative on or prior to the last day of the Survival Period,

               (3) no Acquiring Party will be entitled to any remedy pursuant to this Section 3 in respect of any Tax liability (other than the Sullivan Three Spin-Off Tax Liability (as that term in defined in the Sullivan Agreement), determined in accordance with Section 3.D(6) of the Sullivan Agreement),

               (4) it is agreed that the amount of the Loss and Expense incurred by Post-Merger Sullivan by reason of the failure of Schedule 4J to the Sullivan Agreement to identify any Program Contract (as that term is defined in the Sullivan Agreement) which was in effect both on February 23, 1998 and on the Sullivan Closing Date and which was required to be identified on such Schedule 4J will be an amount equal to the present value of all cash payments to be made thereunder after the Sullivan Closing Date, determined using a 10% compound annual discount rate, and

               (5) no Acquiring Party will entitled to any remedy pursuant to this Section 3 from any source other than the funds (if any) deposited in the Estimate Fund and the Indemnity Fund.

          4.   Indemnification by Sinclair, Post-Merger Sullivan and Post,
               --------------- -- --------- ----------- -------- --- -----
Merger Sub Two Merger Sullivan Two.  After the Sullivan Closing Date, each of
------ --- --- ------ -------- ---
Sinclair, Post-Merger Sullivan and Post- Merger Sullivan Two will indemnify and hold harmless the Old Sullivan Stockholders and the Stockholder Representative from and against any and all Loss and Expense suffered directly or indirectly by such Person by reason of or arising out of

               (a) any breach of representation or warranty of Sinclair or either Sinclair Merger Sub set forth in Article V of the Sullivan Agreement or the Sullivan Two Agreement or any certification made in any Closing Certificate delivered by Sinclair or either Sinclair Merger Sub,

               (b) any failure by Sinclair, either Sinclair Merger Sub, Post-Merger Sullivan or Post-Merger Sullivan Two to perform or fulfill any of its covenants or agreements set forth in the Sullivan Agreement or the Sullivan Two Agreement,

               (c) any failure by Post-Merger Sullivan or any of its Subsidiaries to pay, perform, or discharge any of its liabilities or obligations on or after the Sullivan Closing Date;

               (d) any failure by Post-Merger Sullivan Two or any of its Subsidiaries to pay, perform, or discharge any of its liabilities or obligations on or after the Sullivan Two Closing Date;

               (e) any litigation, proceeding, or claim by any third party arising from the business or operations of any Station after the Adjustment Time (as that term is defined in the Sullivan Agreement), or

               (f) the failure of any Acquiring Party Consent to be obtained or in effect on the Closing Date for which such Acquiring Party Consent is required to be obtained;

provided that:
--------

               (1) no such Person will be entitled to any remedy pursuant to this Section 4 by reason of any matter described in clause (a) above (other than any Loss and Expense resulting from actual fraud by an Acquiring Party, which will not be subject to any limitation set forth in this clause
     (1)) unless and until the aggregate amount of the Loss and Expense incurred by such Persons in respect of all such matters, together with the aggregate amount of the Loss and Expense incurred by such Persons in respect of matters described in clause (a) of Section 5, exceeds $1,000,000, and all such Persons taken together will be entitled to remedies pursuant to this
     Section 4 and Section 5 in respect of all such matters only to the extent that the aggregate amount of all such Loss and Expense exceeds such amount, and

               (2) no such Person will be entitled to a remedy pursuant to this Section 4 in respect of any matter unless notice of any related Dispute is given to Sinclair on or prior to the last day of the Survival Period.

All amounts payable to any Old Sullivan Stockholder pursuant to this Section 4 will be paid to the Stockholder Representative, for the account of such Old Sullivan Stockholder.

          5.   Indemnification by Glencairn and Post-Merger Sullivan Three.
               --------------- -- --------- --- ----------- -------- -----
After the Sullivan Closing Date, each of Glencairn, Merger Sub Three and Post-Merger Sullivan Three will indemnify and hold harmless the Old Sullivan Stockholders and the Stockholder

Representative from and against any and all Loss and Expense suffered directly or indirectly by such Person by reason of or arising out of

               (a) any breach of representation or warranty of Glencairn or Merger Sub Three set forth in Article VI of the Sullivan Three Agreement or any certification made in any Closing Certificate delivered by Glencairn or Merger Sub Three,

               (b) any failure by Glencairn, Merger Sub Three or Post-Merger Sullivan Three to perform or fulfill any of its covenants or agreements set forth in the Sullivan Three Agreement,

               (c) any failure by Glencairn or Post-Merger Sullivan Three to pay, perform, or discharge any of its liabilities or obligations after the Sullivan Three Closing,

               (d) any litigation, proceeding, or claim by any third party arising from the business or operations of any Station (as that term is defined in the Sullivan Three Agreement) after the Adjustment Time (as that term is defined in the Sullivan Agreement), or

               (e) the failure of any Acquiring Party Consent to be obtained or in effect on the Closing Date for which such Acquiring Party Consent is required to be obtained;

provided that:
--------

               (1) no such Person will be entitled to any remedy pursuant to this Section 5 by reason of any matter described in clause (a) above (other than any Loss and Expense resulting from actual fraud by an Acquiring Party, which will not be subject to any limitation set forth in this clause
     (1)) unless and until the aggregate amount of the Loss and Expense incurred by such Persons in respect of all such matters, together with the aggregate amount of the Loss and Expense incurred by such Persons in respect of matters described in clause (a) of Section 4, exceeds $1,000,000, and all such Persons taken together will be entitled to remedies pursuant to
     Section 4 and this Section 5 in respect of all such matters only to the extent that the aggregate amount of all such Loss and Expense exceeds such amount, and

               (2) no such Person will be entitled to a remedy pursuant to this Section 5 in respect of any matter unless notice of any related Dispute is given to Glencairn on or prior to the last day of the Survival Period.

All amounts payable to any Old Sullivan Stockholder pursuant to this Section 5 will be paid to the Stockholder Representative, for the account of such Old Sullivan Stockholder.

          6.   Limitation of Liability.  No Party or Old Sullivan Stockholder
               ---------- -- ---------
will be entitled to obtain indemnification or reimbursement, or otherwise exercise or obtain any remedy, pursuant to Section 3, 4 or 5 by means of set-off against any liability or obligation (whether arising pursuant to this Agreement, a Merger Agreement or otherwise) owing to any Party, Post-Merger Corporation or Old Sullivan Stockholder, as the case may be.

          7.   Notice of Claims.  If any Person believes that it will suffer or
               ------ -- ------
has suffered, or will incur or has incurred, any Loss and Expense as to which a remedy may be had by it pursuant to Section 3, 4 or 5, such Person shall notify the Stockholder Representative (in the case of a claim pursuant to Section 3), Sinclair (in the case of a claim pursuant to Section 4), or Glencairn (in the case of a claim pursuant to Section 5) (in each case, the "Notice Recipient"),
                                                           ------ ---------
promptly in writing and, in any event, on or prior to the last day of the Survival Period, describing such Loss and Expense, the amount thereof, if known, and the method of computation of such Loss and Expense, all with reasonable particularity and containing a reference to the provisions of this Agreement and the applicable Merger Agreement(s) in respect of which such Loss and Expense has occurred; provided that any such notice on behalf of any Old Sullivan
          --------
Stockholder must be given on its behalf by the Stockholder Representative, who will have the right to give any such notice on behalf of any of all of the Old Sullivan Stockholders. If any action at law or suit in equity is instituted by a third party with respect to which any Person (or the Stockholder Representative, on behalf of any Old Sullivan Stockholder(s)) intends to claim any liability or expense as Loss and Expense under this Agreement, then such Person shall promptly notify the appropriate Notice Recipient of such action or suit.

          8.   Defense of Third Party Claims.  Any indemnifying party (or the
               ------- -- ----- ----- ------
Stockholder Representative, on behalf of any Old Sullivan Stockholder(s)) will have the right to conduct and control through counsel of its own choosing any related third party claim, action, or suit, but the indemnified party (or the Stockholder Representative, on behalf of any Old Sullivan Stockholder(s)) may, at its election, participate in the defense of any such claim, action, or suit at its sole cost and expense; provided that, if the indemnifying party (or the
                              --------
Stockholder Representative, as the case may be) fails to defend any such claim, action, or suit, then the indemnified party (or the Stockholder Representative, as the case may be) may

               (a) defend such claim, action or suit through counsel of its own choosing such claim, action, or suit,

               (b) so long as it gives the indemnifying party (or the Stockholder Representative, as the case may be) at least fifteen (15) days prior written notice of the terms of the proposed settlement thereof and permits the indemnifying party (or the Stockholder Representative, as the case may be) to then undertake the defense thereof, settle such claim, action, or suit, and

               (c) recover from the indemnifying party (or from the Indemnity Fund of the Escrow Fund, as the case may be) the amount of such settlement or of any judgment and the costs and expenses of such defense.

The indemnifying party (or the Stockholder Representative, as the case may be) will not compromise or settle any such third party claim, action, or suit unless
(1) as a result of such compromise or settlement, the indemnified party will be released from all liability to such third party or (2) the indemnifying party (or the Stockholder Representative, as the case may be) obtains the prior written consent of the indemnified party (or the Stockholder Representative, if one or more Old Sullivan Stockholders are to be indemnified) to such compromise or settlement, which consent will not be unreasonably withheld or delayed.

          9.   Subrogation.  To the extent that a Party (a "Paying Party"), on
               -----------                                  ------ -----
behalf of itself or any other Person, pays to or on behalf of an indemnified party pursuant to Section 3, 4 or 5 any amount for which any other Person is liable to that indemnified party (including any of such indemnified party's insurers, subsidiaries, officers, directors, employees and other agents and affiliates), whether by reason of a contractual, statutory or common law right of indemnification or contribution or otherwise, the Paying Party will be entitled to seek and recover that amount from such other Person, and such indemnified party (or the Stockholder Representative, in the case of any Old Sullivan Stockholder) will (and will cause all Persons under its control to) take all actions which the Paying Party reasonably requests to enable the Paying Party to seek and recover such amount from the Person which is or may be so liable. Any amount paid to Sinclair, Glencairn or a Post-Merger Corporation from the Indemnity Fund or the Escrow Fund will be deemed to have been paid by the Stockholder Representative, on behalf of the Old Sullivan Stockholders in question, for purposes of this Section 9.

          10.  General.
               -------

               (a)   Termination.  This Agreement will terminate without any
                     -----------
     action by any Party upon any termination of the Sullivan Agreement pursuant to Section 12.A thereof.

               (b)   Notices.  All notices, demands, and other communications
                     -------
     which may or are required to be given under or with respect to this Agreement will be in writing, will be delivered personally or sent by nationally recognized overnight delivery service, charges prepaid, or by registered or certified mail, return-receipt requested, and will be deemed to have been given or made when personally delivered, or on the next Business Day after delivery to such overnight delivery service, or on the fifth day after it is deposited in the mail, registered or certified, first class postage prepaid, as the case may be, if addressed as follows:

                     (1)   If to Sullivan (prior to the Sullivan Closing Date),
                           ----------------------------------------------------
          Sullivan Two (prior to the Sullivan Two Closing Date), Sullivan Three
          ---------------------------------------------------------------------
          (prior to the Sullivan Three Closing Date) or the Stockholder
          -------------------------------------------------------------
          Representative (at any time):
          ----------------------------

               c/o ABRY Partners, Inc.
               18 Newbury Street
               Boston, Massachusetts 02116
               Attn: Royce Yudkoff, President

               with a copy (which will not constitute notice to any Sullivan Company or the Stockholder Representative) to:

                     John L. Kuehn, Esq.
                     Kirkland & Ellis
                     153 E. 53rd Street
                     New York, New York 10022

          or to such other address and/or with such other copies as the Person to whom such notice is to be given may from time to time designate by notice to the Acquiring Parties given in accordance with this
          Section 10(b).

               (2)   If to Sinclair, either Sinclair Merger Sub, Post-Merger
                     -------------------------------------------------------
          Sullivan or Post-Merger Sullivan Two:
          ------------------------------------

               Sinclair Broadcast Group, Inc.
               2000 W. 41st Street
               Baltimore, Maryland  21211
               Attn:  David D. Smith, President

               with a copy (which will not constitute notice to Sinclair, either Sinclair Merger Sub, Post-Merger Sullivan or Post-Merger Sullivan
               Two) to:

                     Steven A. Thomas, Esq.
                     Thomas & Libowitz, P.A.
                     100 Light Street, Suite 1100
                     Baltimore, Maryland  21202

                     and
                     ---

                     Sinclair Communications, Inc.
                     2000 W. 41st Street
                     Baltimore, Maryland 21211

                     Attn:  General Counsel

                     and
                     ---

                     George Stamas, Esq.
                     Wilmer, Cutler & Pickering
                     100 Light Street
                     Baltimore, Maryland  21202

          or to such other address and/or with such other copies as the Person to whom such notice is to be given may from time to time designate by notice to Sullivan (if prior to the Sullivan Closing Date), Sullivan Two (if prior to the Sullivan Two Closing Date), Sullivan Three (if prior to the Sullivan Three Closing Date) and the Stockholder Representative given in accordance with this Section 10(b).

               (3)   If to Glencairn, Merger Sub Three or Post-Merger Sullivan
                     ---------------------------------------------------------
          Three:
          -----

               Gleincairn, Ltd.
               3474 William Penn Highway
               Pittsburgh, Pennsylvania 15235
               Attention:  Edwin L. Edwards, Sr.


               with a copy (which will not constitute notice to Glencairn,
               -----------------------------------------------------------
               Merger Sub Three or Post-Merger Sullivan Three) to:
               --------------------------------------------------

                     George Stamas, Esq.
                     Wilmer, Cutler & Pickering
                     100 Light Street
                     Baltimore, Maryland  21202

          or to such other address and/or with such other copies as the Person to whom such notice is to be given may from time to time designate by notice to Sullivan (if prior to the Sullivan Closing Date), Sullivan Two (if prior to the Sullivan Two Closing Date), Sullivan Three (if prior to the Sullivan Three Closing Date) and the Stockholder Representative given in accordance with this Section 10(b).

               (c)   Captions.  The captions of Articles and Sections of this
                     --------
     Agreement are for convenience only, and will not control or affect the meaning or construction of any of the provisions of this Agreement.

               (d)   Law Governing.  THIS AGREEMENT WILL BE GOVERNED BY,
                     -------------
     CONSTRUED, AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE

     STATE OF NEW YORK, WITHOUT REFERENCES TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE FEDERAL LAW OF THE UNITED STATES GOVERNS THE TRANSACTIONS CONTEMPLATED HEREBY.

               (e)   Waiver of Provisions.  The terms, covenants,
                     --------------------
     representations, warranties, and conditions of this Agreement may be waived as to any Party only by a written instrument executed by such Party. The terms, covenants, representations, warranties, and conditions of this Agreement may be waived as to the Old Sullivan Stockholders of any Sullivan Company only by a written instrument executed by such Sullivan Company (prior to the Merger to which it is a party) or the appropriate Stockholder Representative (after such Merger). The failure of any Party or any Old Sullivan Stockholder at any time or times to require performance of any provision of this Agreement will in no manner affect the right at a later date to enforce the same. No waiver by or on behalf of any Party or any Old Sullivan Stockholder of any condition or the breach of any provision, term, covenant, representation, or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, will be deemed to be or construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation, or warranty of this Agreement.

               (f)   Counterparts.  This Agreement may be executed in two (2) or
                      -----------
     more counterparts, and all counterparts so executed will constitute one (1) agreement binding on all of the parties hereto, notwithstanding that all the parties hereto are not signatory to the same counterpart.

               (g)   Entire Agreement.  This Agreement and the other agreements
                     ----------------
     referred to herein constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede any and all prior agreements, understandings, negotiations, and discussions, whether oral or written, between them relating to the subject matter hereof.

               (h)   Interpretation.  Words used in this Agreement, regardless
                     --------------
     of the gender and number specifically used, will be deemed and construed to include any other gender, masculine, feminine or neuter, and any other number, singular or plural, as the context requires. Whether or not used in conjunction with the words "without limitation" or words of similar import, the term "including" as used in this Agreement imports that the items referred to are illustrative only and do not purport to be a complete listing of the items of the type in question. The wording of the provisions of this Agreement is the result of arms-length negotiations among the parties to this Agreement and was selected by them to reflect their mutual intentions; therefore, no Party will be deemed the "drafter" of this Agreement and no rule of strict construction will be applied against or in favor of any Party.

                          [SIGNATURE PAGES TO FOLLOW
                  --  REST OF PAGE LEFT INTENTIONALLY BLANK]

          IN WITNESS WHEREOF, the parties have caused this Indemnity Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                  SULLIVAN BROADCAST HOLDINGS, INC.


                                  By:__________________________________________

                                  Its:_________________________________________


                                  SULLIVAN BROADCASTING COMPANY II, INC.


                                  By:__________________________________________

                                  Its:_________________________________________


                                  SULLIVAN BROADCASTING COMPANY III, INC.


                                  By:__________________________________________

                                  Its:_________________________________________


                                  SINCLAIR BROADCAST GROUP, INC.,
                                  in its own right and on behalf of two
                                  Subsidiaries to be formed by it


                                  By:__________________________________________

                                  Its:_________________________________________

                                  GLENCAIRN, LTD.,
                                  in its own right and on behalf of a Subsidiary to be formed by it


                                  By:__________________________________________

                                  Its:_________________________________________


                                  ABRY PARTNERS, INC.


                                  By:__________________________________________

                                  Its:_________________________________________